Institutional Class Shares SFHGX

SF Group High Yield Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 March 24, 2015
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.ncfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The SF Group High Yield Fund seeks to generate total return through a combination of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.70%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.69%
Less Fee Waiver and/or Expense Limitation[2]	0.89%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	0.80%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 0.80% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SF Group High Yield Fund	1 Year	3 Years
Institutional Class	$82	$446
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to identify debt securities that are believed to be undervalued and have attractive or improving fundamentals. The sub-advisor will conduct a fundamental analysis of all domestic high yield fixed income securities (otherwise known as "junk bonds") regardless of rating, issue size, or maturity, as well as other securities that may be attractive on a risk return basis. Sub-Advisor will seek to invest among a range of high yield securities without a predetermined risk or style bias.
Under normal circumstances, the Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") will invest at least 80% of the Fund's assets plus amounts borrowed in debt securities of issuers rated below investment grade by one or more of the major credit ratings agencies, or not rated by the major credit ratings agencies and believed by the Sub-Advisor to be of comparable quality. The three major credit ratings agencies include Standard & Poor's, Moody's and Fitch. Securities rated below investment grade, otherwise known as high yield securities, include those securities rated below BBB/Baa by any of the three major credit ratings agencies. The Fund primarily invests in high yield fixed income securities issued by corporations in U.S. dollars.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
Out-of-index securities, such as bank loans, will be utilized. The Sub-Advisor will seek out securities not included in the index, issued by issuers that are and are not included in the index. The Sub-Advisor expects that the Fund's overall allocation to non-benchmark securities will be less than 15%, which includes emerging market debt securities, convertible bonds and preferreds. The Fund will not use derivatives.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in debt securities of issuers rated below investment grade by one or more of the major credit ratings agencies, or not rated by the major credit ratings agencies, believed by the Sub-Advisor to be of comparable quality, may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
High-Yield Securities Risk. Investments in high-yield securities rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments.

Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. The Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.
Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
Non-Diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.

MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by Portfolio Manager Timothy L. Rabe, CFA, who has managed the Fund since its inception. Mr. Rabe is the Head of High Yield and Senior Portfolio Manager for the Sub-Advisor.
PURCHASE AND SALE OF FUND SHARES
With the exception of the SF Group Select Growth Equities Fund, the minimum initial investment for the SF Group Funds is $5 million. The minimum initial investment for the Select Growth Equities Fund is $1 million.
You can redeem Fund shares directly from the Funds by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should specify the name of the Fund and be sent to SF Group Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Funds at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Funds' distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.